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                                                                  EXHIBIT 99.3


                                                                                    EXHIBIT B


                               THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                      BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                                             NOTEHOLDERS
                                           AUGUST 15, 1996


Principal Distribution Amount
Class A-1 Notes:                                 $0.00   (   $0.00 per $1,000 original principal amount)
Class A-2 Notes:                        $11,186,351.00   ( $107.12 per $1,000 original principal amount)
Class A-3 Notes:                                 $0.00   (   $0.00 per $1,000 original principal amount)

Interest Distribution Amount
Class A-1 Notes:                                 $0.00   ( $0.00 per $1,000 original principal amount)
Class A-2 Notes:                           $380,950.36   ( $3.65 per $1,000 original principal amount)
Class A-3 Notes:                           $516,347.58   ( $5.08 per $1,000 original principal amount)

Note Balance:
         Class A-1 Notes                                                                  $0.00
         Class A-2 Notes                                                         $66,295,078.98
         Class A-3 Notes                                                        $101,576,574.00

Note Pool Factor:
         Class A-1 Notes                                                              0.0000000
         Class A-2 Notes                                                              0.6348462
         Class A-3 Notes                                                              1.0000000

Certificate Balance                                                              $12,137,649.00

Certificate Pool Factor                                                               1.0000000

Servicing Fee                                                                       $159,329.71
Servicing Fee Per $1,000 Note                                                             $0.53
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